UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 22, 2010
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 North Shoreline, Ste. 800N Corpus Christi, Texas	78471
(Address of principal executive offices)	(Zip Code)

(512) 828-6980
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07.    Submission of Matters to a Vote of Security Holders

An Annual General Meeting of Shareholders ("AGM") of Uranium Energy Corp. (the "Company") was held on July 22, 2010 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company's solicitation.

A total of 32,526,629 shares (53.55% of the 60,733,334 issued and outstanding shares of the Company's common stock entitled to vote as of May 25, 2010, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of shares voted at the AGM.

Agenda Item 1.    To elect seven (7) directors:

Nominee	For		Withheld
Amir Adnani	15,217,483	79.01%	4,043,626	20.99%
Alan P. Lindsay	14,719,344	76.42%	4,541,765	23.58%
Erik Essiger	13,397,067	69.56%	5,864,042	30.44%
Harry L. Anthony	15,211,659	78.98%	4,049,450	21.02%
Ivan Obolensky	13,885,042	72.09%	5,376,067	27.91%
Vincent Della Volpe	13,889,992	72.11%	5,371,117	27.89%
Mark A. Katsumata	18,853,098	97.88%	408,011	2.12%

There were 13,265,520 broker non-votes with respect to this agenda item. Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors. Further, brokers may no longer cast discretionary "uninstructed" votes in any election of directors.

Agenda Item 2.    To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2010. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
31,849,204	97.91%	619,533	1.90%	57,892	0.17%

There were no broker non-votes with respect to this agenda item. Abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item.

Agenda Item 3.    To approve an amendment to the Company's 2009 Stock Incentive Plan to increase the number of shares of common stock issued or reserved for issuance pursuant to awards granted under the Plan from 5,000,000 shares to 7,000,000 shares. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
11,072,171	57.48%	8,042,316	41.77%	142,622	0.74%

There were 13,265,520 broker non-votes with respect to this agenda item. Abstentions and broker non-votes were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item. Broker non-votes are not deemed to be votes cast and, therefore, had no effect on the vote with respect to this agenda item.

SECTION 8 - OTHER EVENTS

Item 8.01        Other Events

The Company's Board of Directors convened a meeting immediately following the AGM and reappointed the following executive officers:

Alan P. Lindsay	Chairman of the Company's Board of Directors
Amir Adnani	President and Chief Executive Officer
Pat Obara	Secretary, Treasurer and Chief Financial Officer
Harry Anthony	Chief Operating Officer

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits

(a)       Financial Statements of Business Acquired

Not applicable.

(b)       Pro forma Financial Information

Not applicable.

(c)       Shell Company Transaction

Not applicable.

(d)       Exhibits
Exhibit	Description
99.1	Press Release dated July 23, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URANIUM ENERGY CORP.
DATE: July 23, 2010	By: /s/ Amir Adnani Amir Adnani President, Chief Executive Officer and a director

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